UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Liberty Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY BANCORP, INC.
16 West Franklin
Liberty, Missouri 64068
(816) 781-4822

January 13, 2010

Dear Fellow Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Liberty Bancorp, Inc.  We will hold the meeting at the branch office of our wholly owned subsidiary, BankLiberty, located at 9200 N.E. Barry Road, Kansas City, Missouri, on Wednesday, February 17, 2010, at 5:30 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations for the recently completed fiscal year.  Our directors and officers will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Your vote is important, regardless of the number of shares you own.  On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting of stockholders.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.  Please act at your first convenience.

LIBERTY BANCORP, INC.
16 West Franklin
Liberty, Missouri 64068
(816) 781-4822

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	5:30 p.m. on Wednesday, February 17, 2010

PLACE	BankLiberty
9200 N.E. Barry Road
Kansas City, Missouri
(Bank Branch Office)

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years; and

(2) Such other business that may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on January 4, 2010.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or vote authorization form sent to you.  Voting instructions are printed on your proxy card or vote authorization form and included in the accompanying proxy statement.  You can revoke a proxy at any time before its exercise at the annual meeting by following the instructions in the proxy statement.  A copy of the following proxy statement and the enclosed proxy card are also available for viewing and printing on the Internet at
http://banklibertykc.com/114994.html.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cathy Trusler
Cathy Trusler
Corporate Secretary

Liberty, Missouri
January 13, 2010

LIBERTY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Liberty Bancorp, Inc. (“Liberty Bancorp” or the “Company”) for the 2010 annual meeting of stockholders and for any adjournment or postponement of the meeting.  Liberty Bancorp is the holding company for BankLiberty (“BankLiberty” or the “Bank”).

We are holding the 2010 annual meeting at the Bank’s branch office located at 9200 N.E. Barry Road, Kansas City, Missouri on Wednesday, February 17, 2010 at 5:30 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about January 13, 2010.

A copy of this proxy statement and the enclosed proxy card are also available for viewing and printing on the Internet at http://banklibertykc.com/114994.html.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Liberty Bancorp common stock that you owned as of January 4, 2010.  As of the close of business on January 4, 2010, a total of 3,607,605 shares of Liberty Bancorp common stock were outstanding.

Ownership of Shares; Attending the Meeting

You may own shares of Liberty Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing and signing the proxy card that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Liberty Bancorp common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposal. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to a specific nominee.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner.  The election of directors is not currently considered a routine matter under the rules of the New York Stock Exchange.

How We Count Votes. If you return valid proxy instructions or attend the annual meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes, if any, will be counted for purposes of determining the existence of a quorum but will not be counted as votes cast.

Voting by Proxy

The Board of Directors of Liberty Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Liberty Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Liberty Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by a majority of the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” each of the two nominees for director.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote as directed by a majority of the Board of Directors.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Liberty Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the annual meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan

If you participate in the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you are entitled to vote under the ESOP.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the ESOP trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  The deadline for submitting ESOP participant’s voting instructions to the ESOP trustee is February 10, 2010.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors consists of five members, all of whom are independent under the current listing requirements of the Nasdaq Stock Market, except for Brent M. Giles, who is not independent because he serves as the President and Chief Executive Officer of Liberty Bancorp and BankLiberty.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company, BankLiberty and their directors that were not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans that BankLiberty directly or indirectly made to Director Steven K. Havens.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of September 30, 2009.  All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market.  Each of the committees acts under a written charter adopted by the Board of Directors, copies of which are available in the “Investor Relations” section of the Company’s website at www.banklibertykc.com.

Director	Audit Committee	Compensation Committee	Nominating Committee
Ralph W. Brant, Jr.	X*	X	X
Brent M. Giles
Steven K. Havens	X	X	X*
Daniel G. O’Dell.	X	X	X
Robert T. Sevier	X	X*	X
Number of Meetings in 2009 (1)	5	2	1

*	Chairman
(1)	Includes meetings during the year ended September 30, 2009 of comparable committees of the Board of Directors of the Bank.

Audit Committee.  The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.  While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board of Directors and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including such members’ ability to read and understand fundamental financial statements, is cumulatively sufficient to adequately discharge the Audit Committee’s responsibilities.

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and BankLiberty and establishes the compensation for the President and Chief Executive Officer and other executives, including base salary, annual incentive, long-term incentives, benefits and other perquisites.  In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Compensation Committee does not have a contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.  However, the Compensation Committee utilizes the “SNL Financial Executive Compensation Review” as well as other surveys prepared by trade groups and independent benefits consultants to evaluate compensation practices.

Nominating Committee.  The Nominating Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and for developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Liberty Bancorp’s corporate governance policy.

Nominating Committee Procedures

Minimum Qualifications. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees:  personal and professional integrity; knowledge of the banking business and involvement in the community; business and civic affairs; whether a nominee would provide for adequate representation of the Bank’s market area; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by BankLiberty.  The Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The Company and BankLiberty conduct business through meetings and activities of their Boards of Directors and their committees.  During the fiscal year ended September 30, 2009, the Board of Directors of the Company held four regular meetings and three special meetings and the Board of Directors of BankLiberty held 12 regular meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters.  These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Cathy Trusler, Corporate Secretary, Liberty Bancorp, Inc., 16 West Franklin, Liberty, Missouri 64068.  Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee.  All other communications should be sent to the attention of the Chairman of the Nominating Committee.

Director Attendance at the Annual Meeting

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company’s directors attended the Company’s 2009 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.  The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence from the Company and its management.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit.  The Audit Committee meets with the independent accountants, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2009 for filing with the Securities and Exchange Commission.

The Audit Committee the Board of Directors of Liberty Bancorp, Inc.

Ralph W. Brant, Jr., Chairman
Daniel G. O’Dell
Robert T. Sevier
Steven K. Havens

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Michael Trokey & Company, P.C. served as the Company’s independent registered public accounting firm for the 2009 fiscal year.  As of the date of this proxy statement, the Board of Directors has renewed the Company’s arrangement with Michael Trokey & Company, P.C. to be its independent registered public accounting firm for the fiscal year ending September 30, 2010.  We expect that a representative of Michael Trokey & Company, P.C. will be present at the Company’s 2010 annual meeting of stockholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2009 and 2008 by Michael Trokey & Company, P.C:

	2009	2008
Audit fees (1)	$84,794	$54,000
Audit related fees	—	—
Tax fees (2)	6,000	6,000
All other fees (3)	35,000	—

(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)	Includes professional services rendered for tax filing and tax related compliance and other advisory services.
(3)	For 2009, includes professional services rendered in connection with the Company’s acquisition of KLT Bancshares, Inc.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.  During the year ended September 30, 2009, all services were approved in advance by the Audit Committee in compliance with these procedures.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation (4)	Total ($)

Ralph W. Brant, Jr.	$24,000	$14,155	$3,018	$234	$41,407
Steven K. Havens	24,000	14,155	3,018	234	41,407
Daniel G. O’Dell	24,000	14,155	3,018	234	41,407
Robert T. Sevier	24,000	14,155	3,018	234	41,407

(1)	Includes fees received for service on the Boards of Directors of Liberty Bancorp and BankLiberty.
(2)
Reflects the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year in accordance with FAS 123(R).  Amounts shown reflect awards granted on February 27, 2007.  For further information regarding the expense recognized for stock awards, see footnote 13 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K.  The aggregate number of unvested restricted stock award shares held by each of Messrs. Brant, Havens, O’Dell and Sevier at fiscal year end was 3,768.  There were no awards of restricted stock granted in fiscal 2009.  Dividends paid on the unvested restricted stock awards are reflected in the “All Other Compensation” column above.

(3)
Reflects the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year in accordance with FAS 123(R).  Amounts shown reflect options granted on February 27, 2007.  For further information regarding the assumptions used to compute fair value, see footnote 13 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K.  The aggregate number of unvested options held by each of Messrs. Brant, Havens, O’Dell and Sevier at fiscal year end was 3,018.  There were no option awards granted in fiscal 2009.

(4)	Reflects the value of cash dividends paid in fiscal 2009 on unvested restricted stock awards.

Equity Awards.  Outside directors are eligible to participate in the Liberty Bancorp, Inc. 2007 Equity Incentive Plan and the Amended and Restated Liberty Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan.  On February 27, 2007, each outside director received a non-statutory stock option to purchase 5,030 shares of common stock and a restricted stock award for 6,280 shares of common stock.  All stock awards and stock options granted on February 27, 2007 vest at a rate of 20% over a five-year period, with the first 20% vesting on February 27, 2008.  No stock options or awards were granted to non-employee directors under either plan during the fiscal year ended September 30, 2009.

Directors’ Retirement Plan.  BankLiberty maintains a retirement plan for Messrs. Brant and Sevier.  Under the plan, Messrs. Brant and Sevier are entitled to receive a retirement benefit equal to $15,000, payable upon the director’s retirement from the Board of Directors or upon his termination of service due to his disability.  Messrs. Brant and Sevier will receive their plan benefit for a period of ten years.

In the event that Messrs. Brant or Sevier dies before collecting any retirement or disability benefits under the plan, the Bank will pay to the director’s surviving spouse, if any, the amounts otherwise payable, with the payment being made as though the director had retired and survived to collect all his retirement benefits payable.  If the director dies after commencing to receive retirement or disability benefits, BankLiberty will pay the director’s surviving spouse, if any, the payment then being made to the director with the period for such payments being determined as though the director had survived to collect all retirement or disability benefits payable.  In the event of a “change in control” (as defined in the plan) prior to the commencement of benefits, the director will receive a lump sum present value of his retirement benefit within ten days following the change in control.  In the event of a change in control after a director terminates service on the Board of Directors and has begun to receive benefits, the director will receive the present value of any retirement benefits not yet paid to him in one lump-sum payment within ten days following the change in control.  In addition to an annual retirement benefit, Messrs. Brant and Sevier are entitled to receive post-retirement medical coverage not to exceed $500 per month for a period of 20 years.

Cash Retainer and Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during fiscal 2010.

Annual Retainer for Bank Board Service	$20,000
Annual Retainer for Company Board Service	4,000

STOCK OWNERSHIP

The following table sets forth information as of January 4, 2010 (i) with respect to any person or entity who was known to Liberty Bancorp to be the beneficial owner of more than 5% of the Company’s common stock and (ii) as to the Company’s common stock beneficially owned by each director of Liberty Bancorp, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

	Amount and Nature of of Beneficial Ownership (1)		Number of Shares That Maybe Acquired Within 60 Days by Exercising Options	Total	Percent of Common Stock Outstanding (2)

Persons Owning Greater than 5%:
Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan Trust 16 West Franklin Liberty, Missouri 64068	193,065	(3)	—	193,065	5.5%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	224,800	(4)	—	224,800	6.2

Sy Jacobs Jacobs Asset Management, LLC JAM Managers LLC JAM Partners, LP One Fifth Avenue New York, New York 10003	240,045	(5)	—	240,045	6.7

Directors:
Ralph W. Brant, Jr.	93,476	(6)	25,771	119,247	3.3
Brent M. Giles	111,590	(7)	89,009	200,599	5.4
Steven K. Havens	157,471	(8)	25,711	183,182	5.0
Daniel G. O’Dell	372,566	(9)	25,711	398,277	11.0
Robert T. Sevier	210,242	(10)	15,270	225,512	6.2

Named Executive Officers Who Are Not Also Directors:
Marc J. Weishaar	48,015	(11)	18,752	66,767	1.8
Mark E. Hecker	61,255	(12)	21,752	83,007	2.3

All Directors and Executive Officers as a Group (7 Persons):	1,054,615		221,976	1,276,591	33.3%

(1)
Includes unvested shares of restricted stock held in trust under the Liberty Bancorp, Inc. 2007 Equity Incentive Plan, with respect to which individuals have voting but no investment power as follows: Mr. Brant—3,018 shares; Mr. Giles—16,200 shares; Mr. Havens—3,018 shares; Mr. O’Dell—3,018 shares; Mr. Sevier—3,018 shares; Mr. Hecker—6,000 shares; and Mr. Weishaar—4,200 shares.

(2)	Based on 3,607,605 shares of Company common stock outstanding and entitled to vote as of the close of business on January 4, 2010.
(3)
The ESOP trustee, Pentegra Trust Company, votes all allocated shares in accordance with the instructions of the ESOP participants.  Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustee in the same ratio as participants directing the voting of allocated shares or, in the absence of such director, as directed by the Bank’s Board of Directors.  At January 4, 2010, 198,994 shares had been allocated under the ESOP.

(4)	Based upon information in a Schedule 13G filed on February 17, 2009 with the U.S. Securities and Exchange Commission (the “SEC”).
(5)	Based upon information in a Schedule 13G/A filed jointly on February 13, 2009 with the SEC.

(6)	Includes 20,954 shares held by Mr. Brant’s IRA, 4,103 shares held by his sons’ IRAs, 5,305 shares held by his sons and 7,500 shares held by a corporation controlled by Mr. Brant.
(7)
Includes 12,213 shares allocated under the ESOP, 17,502 shares held by a trust over which Mr. Giles has sole voting and dispositive power, 5,800 shares held by Mr. Giles’ IRA and 1,450 shares held by his spouse’s IRA.

(8)	Includes 136,403 shares held by a trust over which Mr. Havens has sole and dispositive power and 17,300 shares held by a corporation controlled by Mr. Havens.
(9)	Includes 30,000 shares held by Mr. O’Dell’s spouse’s trust and 336,286 shares held by a trust over which Mr. O’Dell has sole voting and dispositive power.
(10)	Includes 17,462 shares held by Mr. Sevier’s spouse’s IRA, 38,847 shares held by his IRA and 150,165 shares held by a trust over which Mr. Sevier has sole voting and dispositive power.
(11)	Includes 25,408 shares allocated under the ESOP and 970 shares held by Mr. Weishaar’s IRA.
(12)	Includes 7,402 shares allocated under the ESOP, 15,070 shares held by Mr. Hecker’s IRA and 11,283 shares held by his spouse’s IRA.

PROPOSAL I — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Ralph W. Brant, Jr. and Robert T. Sevier.  Each of the nominees is currently a director of Liberty Bancorp and BankLiberty.

Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of both of the Board’s nominees.  If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors.  At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Brant and Sevier.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of September 30, 2009.  The indicated period of service as a director includes the period of service as a director of BankLiberty.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Ralph W. Brant, Jr. is President of Brant’s Clothing, a retail-clothing establishment located in Liberty, Missouri.  He has worked at Brant’s since 1975.  Mr. Brant has served as a director of the Liberty Chamber of Commerce and with the Liberty Downtown Merchants Group.  He has also served as a director and President of Martha Lafite Thompson Nature Sanctuary, and has worked with the Boy Scouts of America in various capacities.  Age 62.  Director since 1975.

Robert T. Sevier is the Recorder of Deeds of Clay County, Missouri, a position he assumed in January 1999.  From 1971 to late 1995, he was self-employed as a title insurance agent in Liberty, Missouri.  Mr. Sevier has served as a board member of Concerned Care, an advocacy group for developmentally disabled individuals and is a member of the Developmental Disabilities Resource Board of Clay County, Missouri.  Age 69.  Director since 1975.

Directors Continuing in Office

The following director has a term ending in 2011:

Brent M. Giles has served as our President and Chief Executive Officer since September 2003.  Prior to joining BankLiberty, from August 2001 to August 2003, Mr. Giles was President of Lawson Bank, Lawson, Missouri, a Missouri-based community bank.  From May 2000 to July 2001, Mr. Giles served as a financial services consultant with Rightworks Corporation, San Jose, California, and from April 1998 to May 2000, Mr. Giles served as Vice President of UMB Bank, Kansas City, Missouri.  From 1989 to April 1998, Mr. Giles was a financial institutions examiner with the Federal Deposit Insurance Corporation.  Age 42.  Director since 2003.

The following directors have terms ending in 2012:

Daniel G. O’Dell currently serves as Chairman of BankLiberty.  Mr. O’Dell has been employed by O’Dell Publishing since 1984.  Mr. O’Dell also serves on the board of directors of TheraDoc, Inc., Salt Lake City, Utah, and serves on the board of directors of CollegeHill Investments, a subsidiary of William Jewell College, Liberty, Missouri.  Age 55.  Director since 1997.

Steven K. Havens is President of Havens Construction Co., Inc..  He also serves as Chairman of the Clay County Airport Advisory Board, and is a past board member of the Liberty Chamber of Commerce.  Age 59.  Director since 2001.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended September 30, 2009 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Brent M. Giles	2009	$229,503	$—	$60,858	$12,000	$21,474	$323,835
President and Chief	2008	210,626	35,000	60,858	20,006	28,016	354,506
Executive Officer of the
Company and the Bank

Marc J. Weishaar	2009	108,195	5,000	15,778	3,640	9,660	142,273
Senior Vice President	2008	104,096	—	15,778	7,035	14,108	141,017
and Chief Financial
Officer of the Company and the Bank

Mark E. Hecker	2009	135,195	10,000	28,175	6,854	13,990	194,214
Senior Vice President	2008	129,798	—	28,175	10,324	21,951	190,248
and Chief Lending
Officer of the Bank

(1)
Reflects the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year in accordance with FAS 123(R).  Amounts shown reflect awards made on February 27, 2007.  These awards were granted under the 2007 Equity Incentive Plan and vest ratably over a five-year period commencing one year from the date of grant.  For further information regarding the expense recognized for stock awards, see footnote 13 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K.  The number of unrestricted stock awards held by Messrs. Giles, Weishaar and Hecker are 16,200, 4,200 and 7, 500, respectively.  The award recipients receive dividends on unvested awards of restricted stock; such dividends are reported under the column “All Other Compensation” on the above table.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year in accordance with FAS 123(R).  Amounts shown reflect options granted under the 2007 Equity Incentive Plan on February 27, 2007 and options granted under the 2003 Incentive Equity and Deferred Compensation Plan on January 27, 2005.  All option grants vest ratably over a five-year period commencing one year from the date of grant.  For further information, see footnote 13 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K.

(3)	Details of the amounts reported in the “All Other Compensation” column for 2009 are provided in the table below.

	Mr. Giles	Mr. Weishaar	Mr. Hecker
Market value of ESOP contributions	$14,390	$7,461	$9,895
Dividends paid on stock awards	1,005	261	465
Matching 401(k) plan contributions	6,079	1,938	3,630

Employment Agreement

The Company and the Bank maintain a three-year employment agreement with Brent M. Giles, President and Chief Executive Officer of the Company and the Bank.  The term of the employment agreement may be extended each year by the Company’s and the Bank’s Boards of Directors for an additional year so that the remaining term will be three years.  The current term of the agreement will expire on September 16, 2012 unless otherwise extended.  The employment agreement provides for a base salary and, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The employment agreement with Mr. Giles provides that BankLiberty and Liberty Bancorp may terminate the executive’s employment for cause, as defined in the employment agreement, at any time.  If BankLiberty or Liberty Bancorp chooses to terminate Mr. Giles’ employment for reasons other than for cause, or if Mr. Giles resigns from BankLiberty or Liberty Bancorp after specified circumstances that would constitute constructive termination, Mr. Giles or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Liberty Bancorp and BankLiberty during the remaining term of the employment agreement.  BankLiberty would also continue and/or pay for Mr. Giles’ life, health and dental coverage for the remaining term of the employment agreement.  If Mr. Giles’ termination of employment is for reasons other than a change in control, he must adhere to a one-year non-competition agreement.  In the event Mr. Giles is terminated for disability, as defined in the agreement, he will be paid an amount equal to 100% of his bi-weekly rate of base salary in effect as of the date of his termination of employment due to disability.

Under the employment agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of Liberty Bancorp, Mr. Giles or, if he dies, his beneficiary, would be entitled to a severance payment equal to three times Mr. Giles’ average annual compensation over the five taxable calendar years immediately preceding the effective date of the change in control.  In addition, Mr. Giles will, for a 36-month period following his termination of employment, receive the benefits he would have received over such period under any of the BankLiberty or Liberty Bancorp retirement programs (tax-qualified or non-qualified) in which he participated prior to his termination of employment.  BankLiberty will also continue and/or pay for Mr. Giles’ life, health and dental coverage for 36 months.  Section 280G of the Internal Revenue Code (“Section 280G”) provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes.  The agreement limits payments made to Mr. Giles in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

All reasonable costs and legal fees paid or incurred by Mr. Giles in any dispute or question of interpretation relating to the employment agreement will be paid by BankLiberty or Liberty Bancorp, if Mr. Giles is successful on the merits in a legal judgment, arbitration or settlement.  The employment agreement also provides that BankLiberty and Liberty Bancorp will indemnify Mr. Giles to the fullest extent legally allowable.

Change in Control Agreements

BankLiberty maintains two-year change in control agreements with Marc J. Weishaar, Senior Vice President and  Chief Financial Officer of the Company and the Bank, and Mark E. Hecker, Senior Vice President and Chief Lending Officer of the Bank.  The Board of Directors of BankLiberty may renew these agreements annually.  The current terms of the agreements will expire on July 21, 2011 unless otherwise extended.

The Bank’s change in control agreements with Messrs. Weishaar and Hecker provide that if involuntary termination or, under certain circumstances, voluntary termination, follows a change in control of Liberty Bancorp or BankLiberty, Messrs. Weishaar and Hecker would each be entitled to receive a severance payment equal to two times the executive’s “base amount,” as defined under the Internal Revenue Code.  BankLiberty would also continue and/or pay for life, health and dental coverage for 24 months following termination of the executive’s employment.  Payments to Messrs. Weishaar and Hecker under the agreements will be paid by Liberty Bancorp if payments (or other benefits) are not paid by BankLiberty.  Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes.  The agreements limit payments made to Messrs. Weishaar and Hecker in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of September 30, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Brent M. Giles	52,506	—		$6.85	06/14/2014	16,200	$121,662
	17,502	—		8.28	01/27/2015
	7,001	—		8.07	11/23/2015
	8,000	12,000	(3)	11.27	02/27/2017

Marc J. Weishaar	10,500	—		6.85	06/14/2014	4,200	31,542
	4,200	1,051	(4)	8.28	01/27/2015
	2,000	3,000	(3)	11.27	02/27/2017

Mark E. Hecker	8,751	—		6.85	06/14/2014	7,500	56,325
	5,600	1,401	(4)	8.28	01/27/2015
	4,000	6,000	(3)	11.27	02/27/2017

(1)
The restricted stock awards vest in five equal annual installments commencing one year from the date of grant.  All restricted stock awards reflected in the table above were granted on February 27, 2007.

(2)	Based upon the Company’s closing stock price of $7.51 on September 30, 2009.
(3)
Stock options were granted on February 27, 2007 under to the Liberty Bancorp, Inc. 2007 Equity Incentive Plan and vest in five equal annual installments beginning on the first anniversary of the date of grant.

(4)
Stock options were granted on January 27, 2005 under the Amended and Restated Liberty Bancorp, Inc. 2003 Incentive Equity and Deferred Compensation Plan and vest in five equal annual installments beginning on the first anniversary of the date of grant for Messrs. Hecker and Weishaar.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Liberty Bancorp common stock during the year ended September 30, 2009, except that director Steven K. Havens filed one late Form 4 reporting one purchase and officer Mark E. Hecker filed one late Form 4 reporting one purchase.

Policies and Procedures for Approval of Related Persons Transactions

Liberty Bancorp maintains a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  No loans are outstanding to directors or executive officers at reduced rates or other preferential terms under such a company-wide program.  Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors.  At September 30, 2009, the Bank had $85,000 in loans outstanding to directors and executive officers.  All such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Additionally, pursuant to the Company’s Audit Committee Charter, it is the responsibility of the Company’s Audit Committee to review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions.  The Company’s Code of Ethics and Business Conduct also provides that all executive officers and directors must disclose any private interest that presents the possibility of conflicts of interest with the Company or the Bank.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company’s Bylaws provide that the Company must receive proposals or nominations that stockholders seek to include in the proxy statement for the Company’s next annual meeting of stockholders no less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, proposals must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure was made.  For consideration at the annual meeting, a stockholder proposal must be delivered or mailed to the Company’s Corporate Secretary so that it is received no later than January 25, 2010.  In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 16 West Franklin, Liberty, Missouri 64068, no later than September 15, 2010.  Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company.  In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or other electronic means without additional compensation.

A copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Cathy Trusler, Corporate Secretary, Liberty Bancorp, Inc., 16 West Franklin, Liberty, Missouri 64068.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cathy Trusler
Cathy Trusler
Corporate Secretary

Liberty, Missouri
January 13, 2010

☒ PLEASE MARK VOTES	REVOCABLE PROXY
AS IN THIS EXAMPLE	LIBERTY BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 17, 2010	Your Board of Directors Recommends a Vote "FOR" the election of the nominees listed below.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	1. The election as director of the nominees listed below :	FOR	WITH- held

The undersigned hereby appoints Steven K. Havens and Daniel G. O'Dell and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Liberty Bancorp, Inc. the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held on February 17, 2010 at 5:30 p.m., local time, at 9200 N.E. Barry Road, Kansas City, Missouri and at any and all adjournments thereof. as indicated on this proxy card
	Ralph W. Brant, Jr. Robert T. Sevier	☐ ☐	☐ ☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED , THIS PROXY WILL BE VOTED FOR EACH OF THE NAMED NOMINEES.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to date and sign This proxy card in the box below.	Date
The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of Notice of the Annual Meeting, a Proxy Statement for the 2010 Annual Meeting and the Company's 2009 Annual Report to Stockholders.

Please be sure to sign and date this Proxy.

Stockholder sign above _____ Co-holder (if any sign above

Detach above card, sign, date and mail in postage-paid envelope provided.
LIBERTY BANCORP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED , PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY
MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
FEBRUARY 17.2010:

The proxy statement, proxy card and the Company's 2009 annual report are available electronically at http://banklibertykc.com/114994.html.

[BankLiberty Letterhead]

TO:	PARTICIPANTS IN THE AMENDED AND RESTATED LIBERTY SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

Under the terms of the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct Pentegra Trust Company (the “ESOP Trustee”) as to the manner in which you wish to vote the shares of common stock of Liberty Bancorp, Inc. (“Liberty Bancorp”) allocated to your ESOP account at Liberty Bancorp’s 2010 Annual Meeting of Stockholders.  Under the terms of the ESOP and subject to the Trustee’s responsibilities under applicable law, the ESOP Trustee will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received and unallocated shares will be voted by the Trustee in the same proportion as participants vote allocated shares of Liberty Bancorp common stock.

HOW TO EXERCISE YOUR RIGHTS.   You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed Vote Authorization Form.  Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustee in connection with the voting of shares allocated to your ESOP account.

VOTING INSTRUCTIONS.   Please complete and sign the enclosed Vote Authorization Form to direct the ESOP Trustee how to vote the shares of Liberty Bancorp common stock allocated to your ESOP account.  Please use the enclosed postage-paid envelope to forward your voting instructions to the ESOP Trustee.  Please note that to direct the ESOP Trustee to vote with respect to any of the items presented at the Annual Meeting, you must specifically mark your instructions on the Vote Authorization Form.  Items left blank will not be considered instructions to the ESOP Trustee.

  DELIVERY OF PROXY MATERIALS.  A Vote Authorization Form and the Liberty Bancorp Annual Meeting Proxy Statement are enclosed with this memorandum.  In order to make an informed judgment concerning how to instruct the ESOP Trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly.

WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM.  All instructions must be received by the ESOP Trustee by February 10, 2010.   If the ESOP Trustee receives more than one Vote Authorization Form from you, the form bearing the latest date will be considered to have cancelled all forms bearing an earlier date.  If more than one Vote Authorization Form is received from you as of the same date, the ESOP Trustee will consider the form bearing the latest postmark as controlling.

If you have any questions regarding the procedures for instructing the ESOP Trustee, please call Marc Weishaar at (816) 792-6611.

Name:
Shares

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of Liberty Bancorp, Inc. (the “Company”) common stock under the Amended and Restated Liberty Savings Bank Employee Stock Ownership Plan.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on February 17, 2010.

You are to vote my shares as follows:			VOTE
		FOR	WITHHELD
I.	The election as director of the
nominees listed below:

	Ralph W. Brant, Jr.	☐	☐

	Robert T. Sevier	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than
February 10, 2010.